  THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON       ,
  1997, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                       PETROLEUM HEAT AND POWER CO., INC.
                              2187 ATLANTIC STREET
                          STAMFORD, CONNECTICUT 06902
                             LETTER OF TRANSMITTAL
           FOR 12 7/8% SERIES A EXCHANGEABLE PREFERRED STOCK DUE 2009

                                  EXCHANGE AGENT:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY

    BY REGISTERED OR CERTIFIED MAIL:               BY OVERNIGHT COURIER:
American Stock Transfer & Trust Company   American Stock Transfer & Trust Company
       40 Wall Street--46th floor                40 Wall Street--46th Floor
        New York, New York 10005                  New York, New York 10005
    Attn: Reorganization Department           Attn: Reorganization Department

                BY HAND:                               BY FACSIMILE:
American Stock Transfer & Trust Company   American Stock Transfer & Trust Company
       40 Wall Street--46th Floor                40 Wall Street--46th Floor
        New York, New York 10005                  New York, New York 10005
    Attn: Reorganization Department           Attn: Reorganization Department
                                           Facsimile Transmission: (718) 234-5001
                                            Confirm by Telephone: (800) 937 5449
                                              For Information: (800) 937-5449

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT
                          CONSTITUTE A VALID DELIVERY.

    The undersigned acknowledges receipt of (i) the Prospectus dated April
      ,1997 (the "Prospectus") of Petroleum Heat and Power Co., Inc., a Minnesota corporation (the "Issuer"), and (ii) this Letter of Transmittal which may be amended from time to time (this "Letter"), which together constitute the Issuer's offer (the "Exchange Offer") to exchange up to 1,200,000 shares of its 12 7/8% Series B Exchangeable Preferred Stock with a liquidation preference of $25 per share (the "New Preferred Stock") for an equal number of shares of its 12 7/8% Series A Exchangeable Preferred Stock with a liquidation preference of $25 per share (the "Old Preferred Stock" and together with the New Preferred Stock, the "Preferred Stock") with the holders (the "Holders") thereof. The terms of the New Preferred Stock are identical in all material respects to the terms of the Old Preferred Stock, except that the New Preferred Stock has been registered under the Securities Act of 1933, as amended (the "Securities Act"), and, therefore will not bear legends restricting its transfer and will not contain certain terms providing for an increase in the dividend on the Old Preferred Stock under certain circumstances.

    The undersigned has completed, executed and delivered this Letter to indicate the action he or she desires to take with respect to the Exchange Offer. Only a Holder of Old Preferred Stock may tender such Old Preferred Stock in the Exchange Offer. A Holder who wishes to tender Old Preferred Stock for exchange pursuant to the Exchange Offer must transmit a properly completed and duly executed Letter of Transmittal, or a facsimile hereof, including any other required documents, to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. In addition, either (i) certificates for such Old Preferred Stock must be received by the Exchange Agent along with the Letter of Transmittal, (ii) a timely confirmation of a book-entry transfer (a "Book-Entry Confirmation") of such Old Preferred Stock, if such procedure is available, into the Exchange Agent's account at The Depository Trust Company (the "Book-Entry Transfer Facility"), must be received by the Exchange Agent or (iii) the Holder must comply with the guaranteed delivery procedures described below. To be tendered effectively, the Old Preferred Stock, or Book-Entry Confirmation, as the case may be, the Letter of Transmittal and other required documents must be received by the Exchange Agent at the address set forth on the front page of this letter prior to 5:00 p.m., New York City time, on the Expiration Date.

    The Instructions included in this Letter must be followed in their entirety. Questions and requests for assistance or for additional copies of the Prospectus or this Letter may be directed to the Exchange Agent, at the address listed above, or Mr. James J. Bottiglieri, Vice President and Controller of the Company, at (203) 325-5400, 2187 Atlantic Street, Stamford, Connecticut 06902.

            PLEASE READ CAREFULLY THE ENTIRE LETTER OF TRANSMITTAL,
                   INCLUDING THE INSTRUCTIONS TO THIS LETTER,
                         BEFORE CHECKING ANY BOX BELOW

    List in Box 1 below the Old Preferred Stock of which you are the holder. If the space provided in Box 1 is inadequate, list the certificate numbers and number of shares of Old Preferred Stock on a separate signed schedule and affix that schedule to this letter.

                                     BOX 1
                    TO BE COMPLETED BY ALL TENDERING HOLDERS

                                                    NUMBER OF SHARES
                                                           OF
                                                     OLD PREFERRED    NUMBER OF SHARES
                                                         STOCK               OF
    NAME(S) AND ADDRESS(ES)                           REPRESENTED      OLD PREFERRED
    OF REGISTERED HOLDER(S)         CERTIFICATE            BY              STOCK
   (PLEASE FILL IN IF BLANK)        NUMBER(S)(1)     CERTIFICATE(S)     TENDERED(2)
                                  TOTALS:

  (1) Need not be completed if Old Preferred Stock is being tendered by book-entry transfer.

  (2) Unless otherwise indicated, the entire number of shares of Old Preferred Stock represented by a certificate delivered to the Exchange Agent will be deemed to have been tendered.

Ladies and Gentlemen:

    Upon the terms and subject to the conditions of the Exchange Offer, the undersigned tenders to the Issuer the number of shares of Old Preferred Stock indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Preferred Stock tendered with this Letter, the undersigned exchanges, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to the shares of Old Preferred Stock so tendered.

    The undersigned constitutes and appoints the Exchange Agent as his or her agent and attorney-in-fact with respect to the tendered Old Preferred Stock, with full power of substitution, to: (a) deliver certificates for such Old Preferred Stock; (b) deliver Old Preferred Stock and all accompanying evidence of transfer and authenticity to or upon the order of the Issuer upon receipt by the Exchange Agent, as the undersigned's agent, of the New Preferred Stock to which the undersigned is entitled upon the acceptance by the Issuer of the Old Preferred Stock tendered under the Exchange Offer; and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of the Old Preferred Stock, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

    The undersigned hereby represents and warrants that he or she has full power and authority to tender, exchange, assign and transfer the Old Preferred Stock tendered hereby and that the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer to be necessary or desirable to complete the assignment and transfer of the Old Preferred Stock tendered.

    The undersigned agrees that acceptance of any tendered Old Preferred Stock by the Issuer and the issuance of New Preferred Stock in exchange therefor shall constitute performance in full by the Issuer of its obligations under the Registration Rights Agreement and that, upon the issuance of the New Preferred Stock, the Issuer will have no further obligations or liabilities thereunder (except in certain limited circumstances). By tendering Old Preferred Stock, the undersigned certifies that: (a) it is not an "affiliate" of the Issuer within the meaning of Rule 405 under the Securities Act, that it is not a broker-dealer that owns Old Preferred Stock acquired directly from the Issuer or an affiliate of the Issuer, that it is acquiring the New Preferred Stock in the ordinary course of the undersigned's business and that the undersigned has no arrangement with any person to participate in the distribution of the New Preferred Stock; or (b) that it is an "affiliate" (as so defined) of the Issuer and that it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable to it.

    The undersigned acknowledges that, if it is a broker-dealer that will receive New Preferred Stock for its own account, it will deliver a prospectus in connection with any resale of such New Preferred Stock. By so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

    The undersigned understands that the Issuer may accept the undersigned's tender by delivering oral or written notice of acceptance to the Exchange Agent, at which time the undersigned's right to withdraw such tender will terminate.

    All authority conferred or agreed to be conferred by this Letter shall survive the death or incapacity of the undersigned, and every obligation of the undersigned under this Letter shall be binding upon the undersigned's heirs, personal representatives, successors and assigns. Tenders may be withdrawn only in accordance with the procedures set forth in the Instructions contained in this Letter.

    Unless otherwise indicated under "Special Delivery Instructions" below, the Exchange Agent will deliver New Preferred Stock (and, if applicable, a certificate for any shares of Old Preferred Stock not tendered but represented by a certificate also encompassing shares of Old Preferred Stock which are tendered) to the undersigned at the address set forth in Box 1.

    This Letter is to be completed by holders if certificates are to be forwarded herewith pursuant to the procedures set forth in the Prospectus. Holders whose certificates are not immediately available or who cannot deliver their certificates and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Old Preferred Stock according to the guaranteed delivery procedure set forth under the caption "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus (see Instruction 1). The undersigned understands that the Exchange Offer is subject to the more detailed terms set forth in the Prospectus and, in case of any conflict between the terms of the Prospectus and this Letter, the Prospectus shall prevail.

/ / CHECK HERE IF TENDERED OLD PREFERRED STOCK IS BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:
-------------------------------------------------------------
Account Number:
-------------------------------------------------------------------------
Transaction Code Number:
-----------------------------------------------------------------
/ / CHECK HERE IF TENDERED OLD PREFERRED STOCK IS BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Owner(s):
--------------------------------------------------------------
Date of Execution of Notice of Guaranteed Delivery:
--------------------------------------------
Window Ticket Number (if available):
----------------------------------------------------------
Name of Institution which Guaranteed Delivery:
------------------------------------------------
/ / CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:
--------------------------------------------------------------------------------
Address:
--------------------------------------------------------------------------------
    If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the New Preferred Stock. If the undersigned is a broker-dealer that will receive New Preferred Stock for its own account in exchange for Old Preferred Stock, it represents that the shares of Old Preferred Stock to be exchanged for shares of New Preferred Stock were acquired by it as a result of market-making activities or other trading activities in the ordinary course of its business and acknowledges that it will deliver a Prospectus in connection with any resale of such New Preferred Stock; however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

    The undersigned acknowledges that if he or she were to engage in a distribution of the New Preferred Stock, he or she (1) could not rely on the position of the staff of the Securities and Exchange Commission enunciated in EXXON CAPITAL or interpretive letters of similar effect and (2) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

                                     BOX 2
                                PLEASE SIGN HERE
                  (WHETHER OR NOT OLD PREFERRED STOCK IS BEING
                         PHYSICALLY TENDERED HEREWITH)

  ____________________________________________________________________________

  ____________________________________________________________________________

  Signatures of Owners or                                    Date
  authorized Signatory

  Area Code and Telephone Number: ____________________________________________

  This box must be signed by registered holder(s) of Old Preferred Stock as their name(s) appear(s) on certificate(s) for Old Preferred Stock, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Letter. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. (See Instruction 3)

  Name(s)

  ____________________________________________________________________________

  ____________________________________________________________________________
                                 (Please Print)

  Capacity ___________________________________________________________________

  Address ____________________________________________________________________

  ____________________________________________________________________________
                               (Include Zip Code)

                              SIGNATURE GUARANTEE

  Signature(s) guaranteed ____________________________________________________
                             (Authorized Signature)

  (If required by Instruction 3) _____________________________________________
                                    (Title)

  (If required by Instruction 3) _____________________________________________
                                 (Name of Firm)

                                          BOX 3
                         TO BE COMPLETED BY ALL TENDERING HOLDERS
                  PAYER'S NAME: AMERICAN STOCK TRANSFER & TRUST COMPANY

SUBSTITUTE                   PART 1--PLEASE PROVIDE YOUR          Social Security Number
FORM W-9                     TAXPAYER IDENTIFICATION NUMBER                 OR
                             (TIN) IN THE BOX AT RIGHT AND       Employer Identification
                             CERTIFY BY SIGNING AND DATING                Number
                             BELOW
                             PART 2--Check the box if you are NOT subject to back-up
DEPARTMENT OF THE TREASURY   withholding under the provisions of Section 2406(a)(1)(C) of
INTERNAL REVENUE SERVICE     the Internal Revenue Code because (1) you have not been
                             notified that you are subject to back-up withholding as a
                             result of failure to report all interest or dividends or (2)
                             the Internal Revenue Service has notified you that you are no longer subject to back up withholding.  / /

PAYER'S REQUEST FOR          CERTIFICATION--UNDER PENALTIES OR            PART 3
TAXPAYER IDENTIFICATION      PERJURY, I CERTIFY THAT THE        Check If Awaiting TIN / /
NUMBER ("TIN")               INFORMATION PROVIDED ON THIS FORM
                             IS TRUE, CORRECT AND COMPLETE.
                             SIGNATURE:
                             DATE:

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER, PLEASE REVIEW THE "IMPORTANT TAX INFORMATION" SECTION FOR MORE DETAILS.

                                     BOX 4
                           SPECIAL ISSUE INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

          To be completed ONLY if certificates for shares of Old Preferred Stock that are not being tendered, or New Preferred Stock, are to be issued in the name of someone other than the person whose signature appears in Box 2.

      Issue and deliver:

      (check appropriate boxes)

      / / Old Preferred Stock not tendered

      / / New Preferred Stock to:
      Name _______________________________________________________________

                                  Please Print
      Address ____________________________________________________________

      Please complete the Substitute form W-9 at Box 3

      Tax I.D. or Social Security Number:

                                     BOX 5
                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

      To be completed ONLY if certificates for Old Preferred Stock representing shares not tendered, or New Preferred Stock, are to be issued in the name of someone other than the person whose signature appears in Box 2 or to an address other than that shown in Box 1.

  Deliver:

  (check appropriate boxes)

  / / Old Preferred Stock not tendered

  / / New Preferred Stock to:

  Name________________________________________________________________________
                                  Please Print

  Address_____________________________________________________________________

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

    1. DELIVERY OF THIS LETTER AND CERTIFICATES. Certificates for Old Preferred Stock or a Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed copy of this Letter and any other documents required by this Letter, must be received by the Exchange Agent at one of its addresses set forth herein on or before 5:00 p.m. New York City time on the Expiration Date. The method of delivery of this Letter, certificates for Old Preferred Stock or a Book-Entry Confirmation, as the case may be, and any other required documents is at the election and risk of the tendering holder, but except as otherwise provided below, the delivery will be deemed made when actually received by the Exchange Agent. If delivery is by mail, the use of registered mail with return receipt requested, properly insured, is suggested.

    Holders whose certificates for Old Preferred Stock are not immediately available or who cannot deliver their Old Preferred Stock or a Book-Entry Confirmation, as the case may be, and all other required documents to the Exchange Agent on or before the Expiration Date may tender their Old Preferred Stock pursuant to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedure: (i) tender must be made by or through an Eligible Institution (as defined in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering"); (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by telegram, telex, facsimile transmission, mail or hand delivery) (x) setting forth the name and address of the holder, the description of the Old Preferred Stock and the number of shares of Old Preferred Stock tendered, (y) stating that the tender is being made thereby and (z) guaranteeing that, within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, this Letter together with the certificates representing the Old Preferred Stock or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent; and (iii) the certificates for all tendered Old Preferred Stock, as well as all other documents required by this Letter, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

    All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Preferred Stock will be determined by the Issuer, whose determination will be final and binding. The Issuer reserves the absolute right to reject any or all tenders that are not in proper form or the acceptance of which, in the opinion of the Issuer's counsel, would be unlawful. The Issuer also reserves the right to waive any irregularities or conditions of tender as to particular Old Preferred Stock. All tendering holders, by execution of this Letter, waive any right to receive notice of acceptance of their Old Preferred Stock.

    Neither the Issuer, the Exchange Agent nor any other person shall be obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

    2. PARTIAL TENDERS; WITHDRAWALS. If less than the entire number of shares of any Old Preferred Stock evidenced by a submitted certificate or by a Book-Entry Confirmation is tendered, the tendering holder must fill in the number of shares tendered in the fourth column of Box 1 above. All of the Old Preferred Stock represented by a certificate or Book-Entry Confirmation delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. A certificate for Old Preferred Stock not tendered will be sent to the holder, unless otherwise provided in Box 5, as soon as practicable after the Expiration Date, in the event that less than the entire number of shares of Old Preferred Stock represented by a submitted certificate is tendered (or, in the case of Old Preferred Stock tendered by book-entry transfer, such non-exchanged Old Preferred Stock will be credited to an account maintained by the holder with the Book-Entry Transfer Facility).

    If not yet accepted, a tender pursuant to the Exchange Offer may be withdrawn prior to 5:00 p.m. New York City time on the Expiration Date. To be effective with respect to the tender of Old Preferred Stock, a notice of withdrawal must: (i) be received by the Exchange Agent before the Company notifies the Exchange Agent that it has accepted the tender of Old Preferred Stock pursuant to the Exchange Offer; (ii) specify the name of the person who tendered the Old Preferred Stock; (iii) contain a description of the Old Preferred Stock to be withdrawn, the certificate numbers shown on the particular certificates evidencing such Old Preferred Stock and the number of shares of Old Preferred Stock represented by such certificates; and (iv) be signed by the holder in the same manner as the original signature on this Letter (including any required signature guarantee).

    3. SIGNATURES ON THIS LETTER; ASSIGNMENTS; GUARANTEE OF SIGNATURES. If this Letter is signed by the holder(s) of Old Preferred Stock tendered hereby, the signature must correspond with the name(s) as written on the face of the certificate(s) for such Old Preferred Stock, without alteration, enlargement or any change whatsoever.

    If any shares of Old Preferred Stock tendered hereby are owned by two or more joint owners, all owners must sign this Letter. If any tendered Old Preferred Stock is held in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are names in which certificates are held.

    If this Letter is signed by the holder of record and (i) the entire number of shares of Old Preferred Stock represented by submitted certificates are tendered; and/or (ii) the certificates for any untendered Old Preferred Stock, if any, are to be issued to the holder of record, then the holder of record need not endorse any certificates for tendered Old Preferred Stock or provide a separate stock power. In any other case, the holder of record must transmit a separate stock power with this Letter.

    If this Letter or any certificate or assignment is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Issuer of its authority to so act must be submitted, unless waived by the Issuer.

    Signatures on this Letter must be guaranteed by an Eligible Institution, unless Old Preferred Stock is tendered: (i) by a holder who has not completed Box 4 or 5 on this Letter; or (ii) for the account of an Eligible Institution. In the event that the signatures in this Letter or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by an eligible guarantor institution which is a member of The Securities Transfer Agents Medallion Program (STAMP), The New York Stock Exchange's Medallion Signature Program (MSP) or The Stock Exchange's Medallion Program (SEMP) (collectively, "Eligible Institutions"). If Old Preferred Stock is registered in the name of a person other than the signer of this Letter, the Old Preferred Stock surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Issuer in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Institution.

    4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering holders should indicate, in Box 4 or 5, as applicable, the name and address to which the New Preferred Stock or certificates for Old Preferred Stock not tendered are to be sent or issued, if different from the name and address of the person signing this Letter. In the case of issuance in a different name, the tax identification number of the person named must also be indicated. Holders tendering Old Preferred Stock by book-entry transfer may request that Old Preferred Stock not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate.

    5. RETURN OF UNEXCHANGED OLD PREFERRED STOCK. If any tendered Old Preferred Stock are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Old Preferred Stock shall be returned, without expense, to the undersigned at the address shown in Box 1 or at a different address as may be indicated in Box 5.

    6. TAX IDENTIFICATION NUMBER. Federal income tax law requires that a holder whose tendered Old Preferred Stock are accepted for exchange must provide the exchange agent (as payor) with his or her correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service ("IRS"). In addition, delivery to the holder of the New Preferred Stock pursuant to the Exchange Offer may be subject to back-up withholding. (If withholding results in overpayment of taxes, a refund may be obtained). Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these back-up withholding and reporting requirements. See "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" on page 14 for additional instructions.

    Under federal income tax laws, payments that may be made by the Issuer on account of New Preferred Stock issued pursuant to the Exchange Offer may be subject to back up withholding at a rate of 31%. In order to prevent back-up withholding, each tendering holder must provide his or her correct TIN by completing the "Substitute Form W-9" referred to above, certifying that the TIN provided is correct (or that the holder is awaiting a TIN) and that: (i) the holder has not been notified by the IRS that he or she is subject to back-up withholding as a result of failure to report all interest or dividends; or (ii) the IRS has notified the holder that he or she is no longer subject to back-up withholding; or (iii) certify in accordance with the Guidelines that such holder is exempt from back-up withholding. If the Old Preferred Stock are in more than one name or are not in the name of the actual owner, consult "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" on page 14 for information on which TIN to report.

    7. TRANSFER TAXES. The Issuer will pay all transfer taxes, if any, applicable to the transfer of Old Preferred Stock to it or its order pursuant to the Exchange Offer. If, however, the New Preferred Stock or certificates for Old Preferred Stock not tendered are to be delivered to, or are to be issued in the name of, any person other than the record holder, or if tendered certificates are recorded in the name of any person other than the person signing this Letter, or if a transfer tax is imposed by any reason other than the transfer of Old Preferred Stock to the Company or its order pursuant to the Exchange Offer, then the amount of such transfer taxes (whether imposed on the record holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of taxes or exemption from taxes is not submitted with this Letter, the amount of transfer taxes will be billed directly to the tendering holder.

    Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter.

    8. NO CONDITIONAL TENDER. No alternative, conditional, irregular or contingent tender of Old Preferred Stock or transmittal of this Letter will be accepted.

    9. WAIVER OF CONDITIONS. The Issuer reserves the absolute right to amend or waive any of the specified conditions in the Exchange Offer in the case of any Old Preferred Stock tendered.

    10. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES. Any holder whose certificates for Old Preferred Stock have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above, for further instructions.

    11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus or this Letter, may be directed to the Exchange Agent.

    IMPORTANT: THIS LETTER (TOGETHER WITH CERTIFICATES REPRESENTING TENDERED OLD PREFERRED STOCK OR A BOOK ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR BEFORE THE CLOSE OF BUSINESS ON THE EXPIRATION DATE (AS DEFINED IN THE PROSPECTUS).

                           IMPORTANT TAX INFORMATION

    Under federal income tax law, a holder of Old Preferred Stock (a "Shareholder") whose Old Preferred Stock is surrendered for exchange is required to provide the Exchange Agent with such Shareholder's correct TIN on Substitute Form W-9 (see page 7). If such Shareholder is an individual, the TIN is his social security number. If the Exchange Agent is not provided with the correct TIN, the Shareholder may be subject to a $50 penalty imposed by the IRS.

    Certain Shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these back-up withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that Shareholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements may be obtained from the Exchange Agent.

    Back-up withholding is not an additional tax. Rather, the tax liability of persons subject to back-up withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

    PURPOSE OF SUBSTITUTE FORM W-9

    To prevent back-up withholding on payments that are made to a Shareholder with respect to any Old Preferred Stock, the Shareholder is required to notify the Exchange Agent of his correct TIN by completing Box 3 on page 7 certifying that the TIN provided on the Substitute Form W-9 is correct (or that such Shareholder is awaiting a TIN).

    WHAT NUMBER TO GIVE THE EXCHANGE AGENT

    The Shareholder is required to give the Exchange Agent the social security number or employer identification number of the record owner of the Old Preferred Stock. If the Old Preferred Stock are in more than one name or are not in the name of the actual owner, consult "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" on page 14 for additional guidelines on which number to report.

    PURPOSE OF FORM W-9

    A person who is required to file an information return with the IRS must obtain your correct TIN to report income paid to you, real estate transactions, mortgage interest you paid, the acquisition or abandonment of secured property, or contributions you made to an IRA Use Form W-9 to furnish your correct TIN to the requester (the person asking you to furnish your TIN) and, when applicable,
(1) to certify that the TIN you are furnishing is correct (or that you are waiting for a number to be issued), (2) to certify that you are not subject to back-up withholding, and (3) to claim exemption from back-up withholding if you are an exempt payee. Furnishing your correct TIN and making the appropriate certifications will prevent certain payments from being subject to back-up withholding.

    NOTE: If a requester gives you a form other than a W-9 to request your TIN, you must use the requester's form.

    HOW TO OBTAIN A TIN

    If you do not have a TIN, apply for one immediately. To apply, get FORM SS-5, application for a Social Security Number Card (for individuals) from your local office of the Social Security Administration, or FORM SS, Application for Employer Identification Number (for business and all other entities) from your IRS office.

    To complete Form W-9 if you do not have a TIN, check the space for "Awaiting TIN" on Part 3 of Box 3, sign and date the form, and give it to the requester. Generally, you will then have 60 days to obtain a TIN and furnish it to the requester. If the requester does not receive your TIN within 60 days, back-up withholding, if applicable, will begin and continue until you furnish your TIN to the requester. For reportable interest or dividend payments, the payer must exercise one of the following options concerning back-up withholding during this 60-day period. Under option (1), a payer must backup withhold on any reportable interest or dividend payments made to your account, regardless of whether you make any withdrawals. The back-up withholding under option (2) must begin no later than seven business days after the requester receives this form back. Under option (2), the payer is required to refund the amounts withheld if your certified TIN is received within the 60-day period and you were not subject to back-up withholding during that period.

    NOTE: Checking "Awaiting TIN" on the form means that you have already applied for a TIN, OR that you intend to apply for one in the near future.

    As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form, and give it to the requester.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

    Guidelines for Determining the Proper Identification Number to Give the Payer--Social Security Numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

                                    GIVE THE SOCIAL                                                 EMPLOYEE
       FOR THIS TYPE                    SECURITY                   FOR THIS TYPE                 IDENTIFICATION
        OF ACCOUNT:                    NUMBER OF:                   OF ACCOUNT:                    NUMBER OF:
----------------------------  ----------------------------  ----------------------------  ----------------------------

1. An individual's account    The individual                9. A valid trust estate, or   Legal entity (Do not furnish
                                                            pension fund                  the identifying number of
                                                                                          the personal representative
                                                                                          or trustee unless the legal
                                                                                          entity itself is not
                                                                                          designated in the account
                                                                                          title)

2. Two or more individuals    The actual owner of the       10. Corporate account         The corporation
(joint account)               account or, if combined
                              funds, any one of the
                              individuals

3. Husband and wife (joint    The actual owner of the       11. Religious, charitable,    The organization
account)                      joint account or, if joint    or educational organization
                              funds, either person (1)

4. Custodian account of a     The minor (2)                 12. Partnership account held  The partnership
minor (Uniform Gift to                                      in the name of the business
Minors Act)

5. Adult and minor (joint     The adult or, if the minor    13. Association               The organization
account)                      is the only contributor, the
                              minor (1)

6. Account in the name of     The ward, minor or            14. A broker or registered    The broker or nominee
guardian or committee for a   incompetent person            nominee
designated ward, minor, or
incompetent person

7. a. The usual revocable     The grantor-trustee (1)       15. Account with the          The public entity
savings trust account                                       Department of Agriculture in
(grantor is also trustee)                                   the name of a public entity
                                                            (such as a State or local
                                                            government, school district,
                                                            or prison) that receives
                                                            agricultural program payment

b. So-called trust account    The actual owner (1)
that is not a legal or valid
trust under State law

8. Sole proprietorship        The owner (4)
account

--------------------------

(1)  List first and circle the name of the person whose number you furnish.

(2) Circle the minor(s) name and furnish the minor(s) social security number.

(3) Circle the ward(s), minor(s) or incompetent person(s) name and furnish such person s social security number.

(4) Show the name of the owner.

(5) List first and circle the name of the legal trust, estate or pension trust

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

OBTAINING A NUMBER

    If you don't have a TIN or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS, Application for Employer Identification Number, at the local office of the Social Security Administration or the IRS and apply for a number. (Section references are to the Internal Revenue Code.)

PAYEES EXEMPT FROM BACK-UP WITHHOLDING

    Payees specifically exempted from backup withholding on ALL payments include the following:

    / / A corporation.

    / / A financial institution.

    / / An organization exempt from tax under section 501(a) or an individual retirement plan.

    / / The United States or any agency or instrumentality thereof

    / / A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof

    / / A foreign government, political subdivision of a foreign government, or agency or instrumentality thereof.

    / / An international organization or any agency or instrumentality thereof.
        A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

    / / A real estate investment trust.

    / / A common trust fund operated by a bank under section 584(a)

    / / An exempt charitable remainder trust or a non-exempt trust described in section 4947(a)(1).

    / / An entity registered at all times under the Investment Company Act of 1940. A foreign central bank of issue.

    Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TIN, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

    Certain payments other than interest dividends, and patronage dividends, that are not subject to information reporting are also not subject to back-up withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

    PRIVACY ACT NOTICE. Section 6109 requires you to furnish your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a TIN to a payer. Certain penalties may also apply.

                                   PENALTIES

    (1) Penalty For Failure To Furnish Taxpayer Identification Number--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable causes and not to willful neglect.

    (2) Civil Penalty For False Information With Respect To Withholding--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

    (3) Criminal Penalty For Falsifying Information With Respect To Withholding--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

       FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE IRS.